 a Series of Northern Lights Fund Trust

MPDAX

Supplement dated July 10, 2013

to the Prospectus dated November 28, 2012

and the Statement of Additional Information (“SAI”)  dated May 17, 2013.

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The GMG Defensive Beta Fund (the “Fund”) has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund may pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund's average daily net assets.  Effective July 1, 2013, the Plan has been de-activated and no 12b-1 fee is currently accruing, or will accrue until the Trust’s Board of Trustees approves reactivation of the Plan.  Upon Board approval, the Fund may reactivate the Plan after providing shareholders advance notification before the Fund may begin accruing 12b-1 fees again.

Therefore, the fee table below has been amended and restated.  Any references to distribution and/or service (12b-1) fees in the prospectus or SAI should reflect the fact that the 12b-1 fee is not currently being accrued.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee(as a percentage of amount redeemed within 15 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.99%
Acquired Fund Fees and Expenses (2)	0.16%
Total Annual Fund Operating Expenses	2.15%
Fee Waiver(3)	(0.50)%
Total Annual Fund Operating Expenses After Fee Waiver	1.65%

(1)

Restated to reflect the fact that no 12b-1 fees are currently accruing under the Plan.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(3)

The Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until November 30, 2014 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.49% of the Fund’s net assets.  Expense waivers and reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated by the Fund's Board of Trustees, on 60 days’ written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$625	$1,109	$2,443

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This Supplement, and the Prospectus dated November 28, 2012 and the SAI dated May 17, 2013, provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling Shareholder Services at 1-877-464-3111.

Please retain this Supplement for future reference.